PIMCO Equity Series VIT

Supplement dated February 4, 2021 to the

Administrative Class Prospectus, Institutional Class Prospectus and

Advisor Class Prospectus, each dated April 30, 2020, each

as supplemented from time to time (the “Prospectuses”)

Disclosure Regarding the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”)

Effective immediately, the Portfolio is jointly and primarily managed by Marc Seidner, Mohsen Fahmi, Bryan Tsu and Jing Yang. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Portfolio’s Portfolio Summary in the Prospectuses is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Portfolio. The Portfolio’s portfolio is jointly and primarily managed by Marc Seidner, Mohsen Fahmi, Bryan Tsu and Jing Yang. Mr. Seidner is CIO Non-traditional Strategies, Mr. Fahmi is a Managing Director of PIMCO and each of Mr. Tsu and Ms. Yang is an Executive Vice President of PIMCO. Mr. Seidner has jointly and primarily managed the Portfolio since February 2021 and Messrs. Fahmi and Tsu and Ms. Yang have jointly and primarily managed the Portfolio since July 2018.

In addition, effective immediately, disclosure concerning the Portfolio’s portfolio managers in the table in the “Management of the Portfolio—Individual Portfolio Managers” section of the Prospectuses is deleted and replaced with the following:

Portfolio Manager	Since	Recent Professional Experience
Mohsen Fahmi	7/18

Managing Director, PIMCO. Mr. Fahmi joined PIMCO in 2014 and is a generalist portfolio manager focusing on global fixed income assets. Prior to joining PIMCO, Mr. Fahmi was with Moore Capital Management, most recently as a senior portfolio manager and previously as chief operating officer. Mr. Fahmi has also previously served as co-head of bond and currency proprietary trading at Tokai Bank Europe, head of leveraged investment at Salomon Brothers and executive director of proprietary trading at Goldman Sachs. Prior to this, he was a proprietary trader for J.P. Morgan in both New York and London, and he also spent seven years as an investment officer at the World Bank in Washington, DC. He has investment experience since 1984 and holds an MBA from Stanford University.

Marc Seidner	2/21

CIO Non-traditional Strategies and Managing Director, PIMCO. Mr. Seidner is head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO Managing Director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has investment experience since 1988 and holds an undergraduate degree in economics from Boston College.

Portfolio Manager	Since	Recent Professional Experience
Bryan Tsu	7/18

Mr. Tsu is portfolio manager in the New York office, focusing on commercial mortgage-backed securities and collateralized loan obligations. Prior to joining PIMCO in 2008, he worked at Bear Stearns in New York, syndicating collateralized loan and collateralized debt obligations and other asset-backed transactions. He has 12 years of investment experience and holds a bachelor’s degree in economics and operations research from Columbia University.

Jing Yang	7/18

Ms. Yang is an executive vice president and a mortgage specialist in the structured credit group in the Newport Beach office. Prior to joining PIMCO in 2006, she worked in home equity loan structuring at Morgan Stanley in New York. She has investment experience since 2006 and hold a Ph.D in Bioinformatics and a master’s degree in statistics from the University of Chicago.

In addition, Pacific Investment Management Company LLC (“PIMCO”) has announced that Mohsen Fahmi will retire from PIMCO effective December 31, 2021. Mr. Fahmi will continue to serve as a portfolio manager of the Portfolio until December 31, 2021 or such earlier date to be disclosed in a subsequent supplement.

Investors Should Retain This Supplement for Future Reference

PESVIT_SUPP1_020421

PIMCO Equity Series VIT

Supplement dated February 4, 2021 to the

Statement of Additional Information dated April 30, 2020, as supplemented from time to time (the “SAI”)

Disclosure Regarding the PIMCO StocksPLUS® Global Portfolio (the “Portfolio”)

Effective immediately, the Portfolio is jointly and primarily managed by Marc Seidner, Mohsen Fahmi, Bryan Tsu and Jing Yang.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI and the following is added:

	Total Number of Other Accounts	Total Assets of All Other Accounts (in $millions)	Number of Other Accounts Paying a Performance Fee	Total Assets of Other Accounts Paying a Performance Fee (in $millions)
Seidner[2]
Registered Investment Companies	5	$6,827.35	0	$0.00
Other Pooled Investment Vehicles	18	$10,883.33	2	$1,011.26
Other Accounts	29	$13,802.89	7	$5,417.14

[2]	Effective February 4, 2021, Mr. Seidner co-manages the Portfolio. Information for Mr. Seidner is as of December 31, 2020.

In addition, effective immediately, the following is added to the end of the paragraph immediately preceding the above table:

Effective February 4, 2021, the Portfolio is jointly and primarily managed by Marc Seidner, Mohsen Fahmi, Bryan Tsu and Jing Yang.

In addition, effective immediately, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI, and the following information is added:

Portfolio Manager	Dollar Range of Shares Owned
Seidner[1]	None

[1]	Effective February 4, 2021, Mr. Seidner co-manages the Portfolio. Information for Mr. Seidner is as of December 31, 2020.

In addition, Pacific Investment Management Company LLC (“PIMCO”) has announced that Mohsen Fahmi will retire from PIMCO effective December 31, 2021. Mr. Fahmi will continue to serve as a portfolio manager of the Portfolio until December 31, 2021 or such earlier date to be disclosed in a subsequent supplement.

Investors Should Retain this Supplement for Future Reference

PESVIT_SUPP2_020421